SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant      [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ]   Confidential, for Use of Commission Only (as permitted by
      Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            BT INSURANCE FUNDS TRUST
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                           BT INSURANCE FUNDS TRUST

                             SMALL CAP INDEX FUND

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD SEPTEMBER 30, 1999



      A Special Meeting of shareholders of BT Insurance Funds Trust (the "Trust") will be held at the offices of BT Alex.Brown Incorporated, One South Street, 30th Floor, Baltimore, Maryland 21202, on September 30, 1999 at 2:00 p.m. (the "Special Meeting"). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts, that is comprised of Small Cap Index Fund (the "Fund"), Equity 500 Index Fund, EAFE(R) Equity Index Fund, U.S. Bond Index Fund, Small Cap Fund, International Equity Fund and Managed Assets Fund. Only the Fund is addressed in the accompanying Proxy Statement ("Proxy Statement"). The U.S. Bond Index Fund, Small Cap Fund, International Equity Fund and Managed Assets Fund have not commenced operations.

      The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

      PROPOSAL I:             To approve or disapprove new investment management
                              agreements (each a "New Management Agreement" and collectively the "New Management Agreements") for the Trust:

                              A. To approve or disapprove a New Management Agreement between the Trust and Bankers Trust Company ("Bankers Trust").

                              B. To approve or disapprove a New Management
                              Agreement between the Trust and Morgan Grenfell Inc. ("MGI") to be implemented within two years of the date of the Special Meeting upon approval of the Members of the Trust's Board of Trustees who are not "interested persons" ("Independent Trustees") (as defined in the Investment Company Act of 1940, as amended).

                              C. To approve or disapprove a new sub-management agreement (the "New Sub-management Agreement," which term, unless otherwise specified, is included within the meaning of New Management Agreements) between MGI and Bankers Trust under which Bankers Trust may perform certain of MGI's responsibilities, at MGI's expense, under the New Management Agreement between MGI and the Trust upon approval of the
                              Independent Trustees.

      PROPOSAL II:            To elect six Trustees of the Trust to hold office
                              until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

      PROPOSAL III:           To ratify or reject the selection of Ernst &
                              Young LLP as the independent accountants for the Trust for the current fiscal year.

      The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

      THE NEW MANAGEMENT AGREEMENTS DESCRIBED IN PROPOSALS IA, IB AND IC, RESPECTIVELY, WILL CONTAIN SUBSTANTIALLY THE SAME TERMS AND CONDITIONS, EXCEPT FOR THE PARTIES AND THE DATES OF EXECUTION, EFFECTIVENESS AND INITIAL TERM, AS THE PRIOR INVESTMENT MANAGEMENT AGREEMENT PURSUANT TO WHICH SERVICES WERE PROVIDED TO THE FUND. IN ADDITION, THE FORM OF NEW SUB-MANAGEMENT AGREEMENT AUTHORIZES THE APPLICABLE INVESTMENT ADVISER TO ADJUST THE DUTIES, THE AMOUNT OF ASSETS TO BE MANAGED AND THE FEES PAID TO THE INVESTMENT SUBADVISER WITH AND UPON THE APPROVAL OF THE BOARD AND THE INDEPENDENT TRUSTEES. AS MORE FULLY DISCUSSED IN THE ACCOMPANYING PROXY STATEMENT, APPROVAL OF THE NEW MANAGEMENT AGREEMENTS, WHICH PROVIDE FOR THE SAME SERVICES TO BE PROVIDED AT THE SAME FEES, IS GENERALLY OCCASIONED BY THE MERGER OF CIRCLE ACQUISITION CORPORATION, A WHOLLY OWNED SUBSIDIARY OF DEUTSCHE BANK A.G. ("DEUTSCHE BANK") WITH AND INTO BANKERS TRUST CORPORATION, THE PARENT COMPANY OF BANKERS TRUST. MGI IS, AND AS A RESULT OF THIS TRANSACTION, BANKERS TRUST BECAME, AN INDIRECT WHOLLY OWNED SUBSIDIARY OF DEUTSCHE BANK. THE NEW MANAGEMENT AGREEMENT WITH MGI DESCRIBED IN PROPOSAL IB AND THE NEW SUB-MANAGEMENT AGREEMENT WITH BANKERS TRUST DESCRIBED IN PROPOSAL IC WILL PERMIT DEUTSCHE BANK, UPON THE APPROVAL OF THE INDEPENDENT TRUSTEES, TO SIMPLIFY THE ORGANIZATIONAL STRUCTURE OF ITS U.S. MUTUAL FUND OPERATIONS, ENHANCE THE EFFICIENCY OF THEIR ADMINISTRATION AND PROMOTE CONSISTENCY OF INTERNAL CONTROLS, COMPLIANCE AND REGULATORY OVERSIGHT. THE DEFERRAL IN IMPLEMENTING THE NEW MANAGEMENT AGREEMENT WITH MGI IS NEEDED TO PERMIT DEUTSCHE BANK A SUFFICIENT AMOUNT OF TIME TO PLAN, PREPARE AND INSTITUTE THE NECESSARY ARRANGEMENTS FOR MGI TO CONSOLIDATE DEUTSCHE BANK'S U.S. MUTUAL FUND OPERATIONS.

      The close of business on August 6, 1999 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

      IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-645-1685.

      This notice and related proxy material are first being mailed to shareholders on or about [August 23], 1999. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                       By Order of the Board of Trustees,

                                       Elizabeth A. Russell, Secretary

New York, New York
[August 23], 1999

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  WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE,
        DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN
           THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION
            OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR
              THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED
              IF THE PROXY CARD IS MAILED IN THE UNITED STATES.
- ------------------------------------------------------------------------------

                           BT INSURANCE FUNDS TRUST

                             SMALL CAP INDEX FUND


                              101 Federal Street
                         Boston, Massachusetts, 02110


           PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                              SEPTEMBER 30, 1999



      This Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Trustees of BT Insurance Funds Trust (the "Trust") with respect to Small Cap Index Fund (the "Fund") for use at the special meeting of the Trust to be held at the offices of BT Alex.Brown Incorporated, One South Street, 30th Floor, Baltimore, Maryland 21202, on September 30, 1999 at 2:00 p.m. (the "Special Meeting") and at any adjournments thereof. This Proxy Statement and accompanying proxy card ("Proxy") are expected to be mailed to shareholders on or about [August 23], 1999.

      The Trust is comprised of several series is a separate series of the Trust, along with Equity 500 Index Fund and EAFE(R) Equity Index Fund (the "Other Funds"), which are active and will vote on the matters set forth herein pursuant to separate proxy statements, and U.S. Bond Index Fund, Small Cap Fund, International Equity Fund and Managed Assets Fund, which have not commenced operations.

      For simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on behalf of the Fund.

      The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

      PROPOSAL I:            To approve or disapprove new investment management
                             agreements (each a "New Management Agreement" and collectively the "New Management Agreements") for the Trust:

                             A. To approve or disapprove a New Management
                             Agreement between the Trust and Bankers Trust Company ("Bankers Trust") (the "New BT Management Agreement").

                             B. To approve or disapprove a New Management
                             Agreement between the Trust and Morgan Grenfell Inc. ("MGI" and, together with Bankers Trust, the "Advisers") (the "New MGI Management Agreement") to be implemented within two years of the date of the Special Meeting upon approval of the members of the Trust's Board of Trustees who are not "interested persons" thereof ("Independent Trustees") (as defined in the Investment Company Act of 1940, as amended (the "Act")).

                             C. To approve or disapprove a new sub-management agreement (the "New Sub-management Agreement," which term, unless otherwise specified, is included within the meaning of New Management Agreements) between MGI and Bankers Trust under which Bankers Trust may perform certain of MGI's responsibilities, at MGI's expense, under the New Management Agreement between MGI and the Trust upon approval of the Independent Trustees.

      PROPOSAL II:           To elect six Trustees of the Trust to hold office
                             until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

      PROPOSAL III:          To ratify or reject the selection of Ernst & Young
                             LLP as the independent accountants for the Trust for the current fiscal year.


The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

      The Fund's shareholders are to consider the approval of New Management Agreements. Although the New Management Agreements are between the Trust and Bankers Trust and MGI, the shareholders of the Fund and the shareholders of each of the other Funds will vote separately to approve or disapprove the New Management Agreements for their respective Fund.

      The shareholders of the Trust are also to consider the election of Robert
R. Coby, Desmond G. FitzGerald, James S. Pasman, Jr., Edward C. Schmults, William E. Small and Werner Walbroel (the "Trustee Nominees") as Trustees of the Trust. Messrs. Coby, FitzGerald, Pasman and Small currently serve on the Board of the Trust (the "Board").(1)

      Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or agents of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of insurance companies and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment to Shareholder Communications Corporation for its services in soliciting proxies and (d) supplementary solicitations to submit Proxies, will be borne by Bankers Trust. If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

      The Annual Report of the Fund containing audited financial statements for the fiscal year ended December 31, 1998, as well as the Semi-Annual Report of the Fund (each a "Report"), have previously been furnished to the Fund's shareholders. An additional copy of each Report will be furnished to the Fund's shareholders without charge upon request by calling the Customer Service Center at the telephone number shown in the variable annuity or variable life insurance contract prospectus.

      If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

      In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one


(1) The shareholders of the Funds, together with the shareholders of the Other Funds voting in the aggregate on a Trust-wide basis, will vote to elect the six Trustees of the Trust.

or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Trust or a Fund thereof (as applicable) entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

      Shareholders of record at the close of business on August 6, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, [_______] shares of the Fund were issued and outstanding.

      In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

     o     indicate your instructions on the Proxy;
     o     date and sign the Proxy; and
     o     mail the Proxy promptly in the enclosed envelope.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS

      Annex I attached hereto sets forth information as of July 23, 1999 regarding the beneficial ownership of the Fund's and the Other Funds' shares by
(i) the only persons known by the Fund or the Other Funds to beneficially own more than five percent of the outstanding shares of the Fund or the Other Funds, as applicable, (ii) the Trustees and Trustee Nominees, (iii) the executive officers of the Fund, and (iv) the Trustees and executive officers of the Fund as a group. The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of July 23, 1999 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex I. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

      Collectively, the Trustees and officers of the Trust own less than 1% of the Fund's outstanding shares.

BACKGROUND

      THE FUND. As indicated earlier, the Fund is a separate series of the Trust. Bankers Trust, a banking corporation organized under the laws of the State of New York, located at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as the investment adviser and custodian of the Fund. Bankers Trust is a wholly owned subsidiary of Bankers Trust Corporation ("BT Corporation"), located at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, a registered bank holding company organized under the laws of the State of New York. As discussed later in this Proxy Statement, as a result of the Merger (as defined herein), BT Corporation became a wholly owned subsidiary of Deutsche Bank, A.G. ("Deutsche Bank"), located at 31 West 52 Street, New York, New York 10019. First Data Investor Services Group, Inc., located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, serves as the administrator of the Fund. First Data Distributors, Inc., located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the principal underwriter of the Fund.

      For the most recently completed fiscal year, the commissions paid by the Fund to "affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934 (the "Exchange Act")) were $108.00 paid to Bankers Trust, which amounted to approximately 0.47% of the aggregate brokerage commissions paid by the Fund. Bankers Trust is an affiliated broker because it is the investment adviser of the Fund.

                                  PROPOSAL I

                    APPROVAL OF NEW MANAGEMENT AGREEMENTS


      THE NEW MANAGEMENT AGREEMENTS WILL CONTAIN SUBSTANTIALLY THE SAME TERMS AND CONDITIONS, EXCEPT FOR THE PARTIES AND THE DATES OF EXECUTION, EFFECTIVENESS AND INITIAL TERM, AS THE PRIOR INVESTMENT MANAGEMENT AGREEMENT PURSUANT TO WHICH SERVICES WERE PROVIDED TO THE FUND. IN ADDITION, THE FORM OF NEW SUB-MANAGEMENT AGREEMENT AUTHORIZES THE APPLICABLE INVESTMENT ADVISER TO ADJUST THE DUTIES, THE AMOUNT OF ASSETS TO BE MANAGED AND THE FEES PAID TO THE INVESTMENT SUBADVISER WITH AND UPON THE APPROVAL OF THE BOARD AND THE INDEPENDENT TRUSTEES. AS MORE FULLY DISCUSSED BELOW, APPROVAL OF THE NEW MANAGEMENT AGREEMENTS, WHICH PROVIDE FOR THE SAME SERVICES TO BE PROVIDED AT THE SAME FEES, IS GENERALLY OCCASIONED BY THE MERGER (AS DEFINED HEREIN) PURSUANT TO WHICH BANKERS TRUST BECAME AN INDIRECT SUBSIDIARY OF DEUTSCHE BANK. THE NEW MGI MANAGEMENT AGREEMENT DESCRIBED IN PROPOSAL IB AND THE NEW SUB-MANAGEMENT AGREEMENT WITH BANKERS TRUST DESCRIBED IN PROPOSAL IC WILL PERMIT DEUTSCHE BANK, UPON THE APPROVAL OF THE INDEPENDENT TRUSTEES OF THE TRUST, TO SIMPLIFY THE ORGANIZATIONAL STRUCTURE OF ITS U.S. MUTUAL FUND OPERATIONS, ENHANCE THE EFFICIENCY OF THEIR ADMINISTRATION AND PROMOTE CONSISTENCY OF INTERNAL CONTROLS, COMPLIANCE AND REGULATORY OVERSIGHT. THE DEFERRAL IN IMPLEMENTING THE NEW MGI MANAGEMENT AGREEMENT IS NEEDED TO PERMIT DEUTSCHE BANK A SUFFICIENT AMOUNT OF TIME TO PLAN, PREPARE AND INSTITUTE THE NECESSARY ARRANGEMENTS FOR MGI TO CONSOLIDATE DEUTSCHE BANK'S U.S. MUTUAL FUND OPERATIONS.


THE PRIOR MANAGEMENT AGREEMENT.

      THE PRIOR MANAGEMENT AGREEMENT. Prior to June 4, 1999, Bankers Trust served as investment adviser to the Fund (as discussed earlier) pursuant to an investment management agreement between Bankers Trust and the Trust (the "Prior Management Agreement"). The Prior Management Agreement was initially approved by the Board, including a majority of the Independent Trustees.

      The date of the Prior Management Agreement was August 15, 1997. The Prior Management Agreement was most recently approved by the Fund's Trustees on July 16, 1996. The Fund has an agreement with Bankers Trust whereby Bankers Trust has contractually waived a portion of the fees payable to it for services rendered pursuant to the Prior Management Agreement by the Fund. The fee paid by the Fund to Bankers Trust after such waiver for the Fund's last fiscal year was $80,592. The fee incurred and payable had the waiver not been in effect was $295,312.

      THE MERGER. On November 30, 1998, BT Corporation, Deutsche Bank and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Acquisition Corporation, a wholly owned New York subsidiary of Deutsche Bank, merged with and into BT Corporation on June 4, 1999, with BT Corporation continuing as the surviving entity (the "Merger"). Under the terms of the Merger, each outstanding share of BT Corporation common stock was converted into the right to receive $93 in cash, without interest. Since the Merger, BT Corporation, along with its affiliates, has continued to offer the range of financial products and services, including investment advisory services, that it offered prior to the Merger.

      As a result of the Merger, BT Corporation became a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the

Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies (the "Deutsche Bank Group"). At March 31, 1999, the Deutsche Bank Group had total assets of US$727 billion. The Deutsche Bank Group's capital and reserves at March 31, 1999, were US $19.6 billion.

      IMPACT OF THE MERGER ON THE PRIOR MANAGEMENT AGREEMENT. Section 15(a) of the Act provides, in pertinent part, that "[i]t shall be unlawful for any person to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such registered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered company . . . ." Section 15(a)(4) of the Act further requires that such written contract provide for automatic termination in the event of its assignment. Section 2(a)(4) of the Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor.

      While it may be argued otherwise, consummation of the Merger may have resulted in an "assignment" of the Prior Management Agreement within the meaning of the Act, terminating the agreement according to its terms and the Act as of June 4, 1999. Specifically, as Bankers Trust is a wholly owned subsidiary of BT Corporation, the merger of Circle Corporation with and into BT Corporation could be deemed to have resulted in an "assignment" of the Prior Management Agreement with Bankers Trust.

      On May 25, 1999, Bankers Trust was granted an exemptive order (the "Exemptive Order") by the Commission permitting implementation, without obtaining prior shareholder approval, of the New BT Management Agreement during an interim period commencing on the date of the closing of the Merger and continuing, for a period of up to 150 days, through the date on which the New BT Management Agreement is approved or disapproved by the shareholders of the Fund (the "Interim Period"). Under the terms of the Exemptive Order, Bankers Trust was allowed to receive advisory fees during the Interim Period pursuant to the New BT Management Agreement, provided that these fees would be held in escrow pending shareholder approval of the New BT Management Agreement. In accordance with the Exemptive Order, the advisory fees charged to the Fund and paid to Bankers Trust under the New BT Management Agreement have been held in an interest-bearing escrow account and the Fund expects to continue to deposit these fees in such account until approval of the New BT Management Agreement by the shareholders of the Fund has been obtained. If the New BT Management Agreement is not approved by the shareholders by the expiration of the Interim Period, the fees held in escrow will be remitted to the Fund. As of [__________], 1999, the amount in escrow totaled $[---------].

      The shareholders of the Fund are not being asked to approve or disapprove the Merger or the Merger Agreement; rather, they are being asked under these Proposals to approve and continue the New BT Management Agreement and to approve the New Management Agreements for the Trust. OTHER THAN THE PARTIES AND THE DATES OF EXECUTION, EFFECTIVENESS, AND INITIAL TERM OF THE AGREEMENT, THE NEW MANAGEMENT AGREEMENTS CONTAIN SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE PRIOR MANAGEMENT AGREEMENT. In addition, the form of New Sub-management Agreement authorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the investment subadviser with and upon the approval of the Board and the Independent Trustees. The advisory fee rate charged to the Fund under the Prior Management Agreement has continued to apply under the New BT Management Agreement and would continue to apply under the

New MGI Management Agreement. MGI, and not the Trust or the Fund, would be solely responsible for paying the sub-advisory fees, which may vary from time to time as approved by the Independent Trustees. In addition, the Advisers have advised the Fund that it can expect to continue to receive the same level and quality of services under the New Management Agreements as it received under the Prior Management Agreement. The Advisers have represented to the Board that in the event of any material change in the investment management personnel of the Advisers responsible for providing services to the Fund, the Advisers will apprise and consult with the Board to ensure that the Board, including a majority of its Independent Trustees, is satisfied that the services provided by the Advisers will not be diminished in scope and quality.

THE NEW MANAGEMENT AGREEMENTS

      THE NEW MANAGEMENT AGREEMENTS. The form of New Management Agreement and New Sub-management Agreement is attached to this Proxy Statement as Exhibit A. If shareholders approve the New Management Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter by specific approval of the Board or shareholders of the Trust, provided that they are also approved by a majority of the Independent Trustees. The New BT Management Agreement became effective as of June 4, 1999, the date of the consummation of the Merger.

      Under the terms of the New Management Agreements, as under the Prior Management Agreement, each of the Advisers agrees to act as the Fund's investment advisor, to oversee the administration of all aspects of the Fund's business affairs and to supervise the performance of professional services provided by others, including the administrator, transfer agent, custodian and distributor to the Fund. Subject to the supervision and direction of the Board, the Advisers will have general responsibility for the investment and management of the Fund's assets. The Advisers agree to keep the Fund informed of developments materially affecting the Fund's portfolio and to furnish the Trust with information the Trust may reasonably request with respect to its investments.

      THE ADVISORY FEES. THE INVESTMENT ADVISORY FEE RATE CHARGED TO THE FUND UNDER THE NEW BT MANAGEMENT AGREEMENT AND THE NEW MGI MANAGEMENT AGREEMENT IS THE SAME AS THE ADVISORY FEE RATE CHARGED UNDER THE PRIOR MANAGEMENT AGREEMENT. AS NOTED ABOVE, THE INVESTMENT ADVISORY FEE PAYABLE UNDER THE NEW SUB-MANAGEMENT AGREEMENT WOULD BE PAID BY MGI, NOT THE TRUST OR THE FUND, AND MAY VARY FROM TIME TO TIME, SUBJECT TO THE APPROVAL OF THE BOARD, INCLUDING A MAJORITY OF ITS INDEPENDENT TRUSTEES.

      Bankers Trust is paid a fee under the New BT Management Agreement for its services, calculated daily and paid monthly, equal, on an annual basis, to 0.35% of the Fund's average daily net assets.

      GENERALLY. If approved, the New Management Agreements will remain in effect for an initial two year period (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement, or "interested persons" (as defined in the Act) of any such party. Like the Prior Management Agreement, the New Management Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the Board or by a "majority" vote of the shareholders of the Fund (as defined in the Act) or upon 60 days' written notice by the applicable Adviser.

      The services of the Advisers are not deemed to be exclusive and nothing in the New Management Agreements prevents them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. In addition, the Advisers are obligated to pay expenses associated with providing the services contemplated by the New Management Agreements. The Trust bears certain other expenses including the fees of the Board. The Trust also pays any extraordinary expenses incurred.

 ......Under the New Management Agreements, the Advisers will exercise their best judgment in rendering their advisory services. The Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the New Management Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect the Advisers against any liability to the Fund or to its shareholders to which the Advisers could otherwise be subject by reason of bad faith or gross negligence on their part in the performance of their duties.

The Advisers

      BANKERS TRUST. Bankers Trust is the principal banking subsidiary of BT Corporation. Bankers Trust is a bank and, therefore, not required to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Bankers Trust provides a broad range of commercial banking and financial services, including originating loans and other forms of credit, accepting deposits and arranging financing. Bankers Trust also engages in trading currencies, securities, derivatives and commodities. In addition to providing investment advisory services to the Funds, Bankers Trust serves as investment adviser to [___] other investment companies. (See Annex II for a list of those investment companies that Bankers Trust advises that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies.). As of June 30, 1999, Bankers Trust had over $313 billion of assets under management, including approximately $200.6 million of assets in the Funds and the Other Funds, collectively.

      The names, businesses addresses and principal occupations of the current directors and chief executive officer of Bankers Trust are set forth below.



          NAME AND ADDRESS                       PRINCIPAL OCCUPATION
Josef Ackermann
Deutsche Bank A.G.                    Chairman of the Board,
Taunusanlage 12                       Chief Executive Officer and President
D-60262 Frankfurt am Main             Member, Board of Managing Directors
Federal Republic of Germany           Deutsche Bank A.G.

Hans Angermueller                     Shearman & Sterling, of counsel
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

Mr. George B. Beitzel                 Director, Computer Task Group, Inc.;
29 King Street                        Director, Phillips Petroleum Company;
Chappaqua, NY  10514-3432             Director, TIG Holdings Inc.








Mr. William R. Howell                 Chairman Emeritus
J.C. Penney Company, Inc.             J.C. Penney Company, Inc.
P.O. Box 10001                        Director, Exxon Corporation;
Dallas, TX  75301-1109                Director, Halliburton Company;
                                      Director, National Organization on
                                      Disability;
                                      Director, National Retail Federation;
                                      Director and Chairman, Southern Methodist
                                      University Board of Trustees;
                                      Director, Warner-Lambert Company;
                                      Director, The Williams Companies, Inc.

Hermann-Josef Lamberti                Member, Board of Managing Directors
Deutsche Bank A.G.                    Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

John A. Ross                          Regional Chief Executive Officer
Deutsche Bank A.G.                    Deutsche Bank Americas Holding Corp.
31 West 52nd Street
New York, NY  10019

Ronaldo H. Schmitz                    Member, Board of Managing Directors
Deutsche Bank A.G.                    Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

      In addition to serving as investment adviser to the Funds, Bankers Trust also serves as the custodian of the Fund. This service will continue to be provided by Bankers Trust after approval of the New Management Agreements. For the most recently completed fiscal year, the Fund paid Bankers Trust an aggregate of $86,590 in fees for this service.

      MGI. MGI is a corporation organized under the laws of the State of Delaware and is a registered investment adviser under the Advisers Act. It is located at 885 Third Avenue, 32nd Floor, New York, NY 10022. MGI provides a full range of investment advisory services to institutional clients. MGI serves as investment adviser to [___] other investment companies. MGI is a subsidiary of Morgan Grenfell Asset Management Ltd. ("MGAM"), located at 20 Finsbury Circus, London, England, a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, located at 23 Great Winchester Street, London, England, an investment holding company, which is, in turn, a wholly owned subsidiary of Deutsche Bank. MGAM currently manages approximately $[165] billion for a wide range of pension, corporate, insurance, local authority, government and private clients worldwide. (See Annex II for a list of those investment companies that MGI advises that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies.)

      The names, business addresses and principal occupations of the current directors and chief executive officer of MGI are set forth below. Except as otherwise indicated, the business address of the individuals named below is 885 Third Avenue, 32nd Floor, New York, NY 10022 and their positions at MGI constitute their principal occupation.

                NAME AND ADDRESS                PRINCIPAL OCCUPATION

      Richard Marin                        President and Director,
      130 Liberty Street                   Morgan Grenfell Inc.
      New York, NY  10006

      David Westover Baldt                 Executive Vice President and
                                           Director, Morgan Grenfell Inc.

      Joan A. Binstock                     Chief Operating Officer,
                                           Secretary, Treasurer, and
                                           Director, Morgan Grenfell Inc.

      Audrey Mary Theresa Jones            Executive Vice President,
                                           Portfolio Manager and
                                           Director, Morgan Grenfell Inc.

      Robert H. Smith                      Chairman and Director, Morgan
                                           Grenfell Inc.; Chief Executive
                                           Officer, Morgan Grenfell Asset
                                           Management; Chairman and Chief
                                           Executive Officer, Morgan
                                           Grenfell Development Capital


      Steven Schneider                     Managing Director, Deutsche
      [Address]                            Bank A.G.


Section 15(f) of the Act

      Section 15(f) of the Act provides that when a change of control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied.

      First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Act, the term "unfair burden" includes any arrangement during the two (2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the
Act) of the adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale or other property to, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). The Board has not been advised by the Advisers of any circumstances arising from the Merger that might result in an unfair burden being imposed on the Fund.

      The second condition is that, during the three (3) year period immediately following the Merger, at least 75% of the members of the Board must not be "interested persons" of the Advisers within the meaning of the Act. All current members of the Board are not, and have continued not to be since the Merger, "interested persons" of the Advisers.


ADDITIONAL INFORMATION

      On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

      As a result of the plea, absent an order from Commission, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The Commission has granted Bankers Trust a temporary order under Section 9(c) of the Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the Act, has filed an application for a permanent order. On May 7, 1999, the Commission extended the temporary order under Section 9(c) of the Act until the Commission takes final action on the application for a permanent order or, if earlier, November 8, 1999. However, there is no assurance that the Commission will grant a permanent order. If the Commission refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropriate by the Board.

RECOMMENDATION OF THE BOARD

      At a meeting of the Board held on February 25, 1999 called for the purpose of, among other things, voting on approval of the New BT Management Agreement, the Board, including the Independent Trustees, unanimously approved the New BT Management Agreement. In reaching this conclusion, the Board obtained from BT Corporation, Deutsche Bank and Bankers Trust such information as it deemed reasonably necessary to approve Bankers Trust as investment adviser to the Funds and considered a number of factors, including, among other things, the continuity of the management of the Funds after the Merger; the nature, scope and quality of services that Bankers Trust would likely provide to the Funds; the quality of the personnel of Bankers Trust; Bankers Trust's commitment to continue to provide these services in the future; the maintenance of the identical advisory fee rates; and the fact that the New BT Management Agreement contains substantially the same terms and conditions as the Prior Management Agreement. Based on the factors discussed above and others, the Board determined that the New BT Management Agreement is fair and reasonable and in the best interest of the Fund and its shareholders.

      At a meeting of the Board held on July 27, 1999 called for the purpose of, among other things, voting on approval of the New MGI Management Agreement and the New Sub-management Agreement, the Board, including the Independent Trustees, unanimously approved the New MGI Management Agreement and the New Sub-management Agreement. In reaching this conclusion, the Board obtained from Deutsche Bank and MGI such information as they deemed reasonably necessary to approve MGI as an investment adviser to the Trust. Representatives of [Deutsche Bank and] MGI made detailed presentations with respect to, among other factors, the organizational structure, assets under management, asset management services, financial condition and business plan of MGI. The Board considered the same factors described above for the New BT Management Agreement with regard to the New MGI Management Agreement and the New Sub-management Agreement. The Board also considered a number of other factors, including the capacity of MGI to perform its duties under the New MGI Management Agreement; the high degree of continuity of investment management personnel expected to be available to the Trust because most of the personnel of Bankers Trust who provided services under the Prior Management Agreement will be employed by MGI; the financial standings of Deutsche Bank and MGI; the benefits to the Fund from technological advances being instituted by Deutsche Bank on a world-wide basis; the experience and expertise of MGI as an investment adviser, as reflected in its amount of assets under management, and the new organizational structure proposed to be created as a component of the Merger and the benefits that may accrue to the shareholders as a result thereof. With respect to the last factor, the Board considered that the proposed organizational structure may simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. Additionally, the eventual implementation of the New MGI Management Agreement will provide the Fund with an investment adviser registered under the Advisers Act.

      The Board was apprised that the deferral in implementing the New MGI Management Agreement is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations. The Advisers also emphasized to the Board that the New MGI Management Agreement and the New Sub-management Agreement would be implemented only upon the approval of the Independent Trustees based on information they then deemed necessary to consider adequately these arrangements.

      Based on the factors discussed above and others, the Board determined that the New MGI Management Agreement and New Sub-management Agreement are fair and reasonable and in the best interest of the Fund and its shareholders.

      In addition, at meetings held on March 24 and June 3, 1999, the Board, including the Independent Trustees, also was apprised of the guilty pleas discussed above and the exemptive relief sought by Bankers Trust.

      THEREFORE, AFTER CAREFUL CONSIDERATION, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE NEW MANAGEMENT AGREEMENTS AS SET FORTH IN THESE PROPOSALS.

      IF THE NEW BT MANAGEMENT AGREEMENT IS APPROVED BY THE SHAREHOLDERS, THE AGREEMENT WILL CONTINUE IN EFFECT AS DESCRIBED ABOVE. IF THE NEW BT MANAGEMENT AGREEMENT IS NOT APPROVED BY THE SHAREHOLDERS, THE ADVISORY FEES HELD IN ESCROW WITH RESPECT TO THE NEW BT MANAGEMENT AGREEMENT WILL BE PAID OVER TO THE FUND. IN SUCH EVENT, THE BOARD WILL CONSIDER WHAT OTHER ACTION IS APPROPRIATE BASED UPON THE INTERESTS OF THE SHAREHOLDERS. IF THE NEW MGI MANAGEMENT AGREEMENT AND/OR NEW SUB-MANAGEMENT AGREEMENT ARE NOT APPROVED BY THE SHAREHOLDERS, THE NEW BT MANAGEMENT AGREEMENT, IF IT HAS BEEN APPROVED BY THE SHAREHOLDERS, WILL CONTINUE IN EFFECT IN ACCORDANCE WITH ITS TERM WHILE THE BOARD CONSIDERS WHETHER AND THE EXTENT TO WHICH OTHER ACTION IS APPROPRIATE BASED UPON THE INTERESTS OF THE SHAREHOLDERS.

                                 PROPOSAL II

                  ELECTION OF BOARD OF TRUSTEES OF THE TRUST

      Six Trustees, constituting the entire Board of Trustees of the Trust, are to be elected at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Trustee Nominees were recently selected by the Independent Trustees of the Board and nominated by the full Board at a meeting held on July 27, 1999. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Of the six Trustee Nominees, Robert R. Coby, Desmond G. FitzGerald, James S. Pasman, Jr. and William E. Small are currently Trustees of the Trust. No Trustee or Trustee Nominee of the Trust serves or will serve as an officer of the Trust. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below as the entire Board of Trustees of the Trust. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Board may recommend.

      The following table sets forth the names, ages, position with the Trust, principal occupation and memberships on the board of other registered investment companies and other publicly held companies of each Trustee Nominee:

                                TRUSTEE NOMINEES
                                                                               Memberships on the
                                                                                Board of Other
                                                                              Registered Investment
                                                                               Companies and Other
                      Position with     Principal Occupations                     Publicly Held
Name and Age              Trust         During Last Five Years                      Companies
- -------------         --------------    -----------------------                ----------------------
Robert R. Coby+           Trustee       President of Lynch & Mayer,                   [TO COME]
Age:  47                                Inc. since December 1986;
                                        formerly President of
                                        Leadership Capital Inc.
                                        (1995-96); Chief Operating
                                        Officer of CS First Boston
                                        Investment Management, Inc.
                                        (1994-95); President of
                                        Blackhawk L.P. (1993-94).

Desmond G. FitzGerald+    Trustee       Chairman of North American                    [TO COME]
Age:  55                                Properties Group since January 1987.

James S. Pasman, Jr.+     Trustee       Retired.                                      [TO COME]
Age:  68

Edward C. Schmults          N/A         Director, Green Point
Age: 68                                 Financial Corp; Chairman of
                                        the Board of Trustees, The
                                        Edna McConnell Clark
                                        Foundation; Director, The
                                        Germany Fund, Inc.;
                                        Director, The Equity Fund,
                                        Inc.; Director, Deutsche
                                        Funds, Inc.; Director, Deutsche
                                        Portfolios.                                  [TO COME]

William E. Small+*        Trustee       Independent Consultant (1996-Present);
Age:  57                                formerly Executive Vice President of First
                                        Data Investor Services Group, Inc.
                                        ("Investor Services Group")
                                        (1993-96).**                                 [TO COME]


Werner Walbroel             N/A         President and Chief Executive Officer,       [TO COME]
Age: 61                                 German American Chamber of Commerce, Inc.;
                                        President, European American Chamber of
                                        Commerce; Member, United States German
                                        Youth Exchange Council; Director, TUB
                                        Rheinland of North Amemrica, Inc.;
                                        President and Director, German American
                                        Partnership Program; Director, The Germany
                                        Fund, Inc.; Director, New World Fund,
                                        Limited and LDC; Director,
                                        The Central European Equity
                                        Fund, Inc.; Director, Deutsche Funds,
                                        Inc.; Director, Deutsche Portfolios.





+  Member of the Audit Committee.
* While currently deemed non-interested, Mr. Small was deemed an "interested person" within the meaning of Section 2(a)(19) of the Act until December 31, 1998 as a result of his employment until December 1996 by Investor Services Group.
** Administrator of the Fund.

      The Board has established an Audit Committee that meets with the Trust's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust, and reports on these matters to the Board. The Independent Trustees of the Board, who constitute 100% of the membership of the current Board, select and nominate the new Trustee nominees who are not "interested persons," as defined under the Act, of the Trust. The Board does not have a compensation committee. During 1998, the Board held four meetings and the Audit Committee held three meetings. No Trustee attended less than 75% of the applicable meetings.

      The following table sets forth the compensation received by the Trustee Nominees for their services to the Trust and the Fund Complex (as defined below) during the most recent fiscal year. In addition to the fees listed below, the Trustees are also reimbursed for all reasonable expenses incurred during the execution of their duties for the Trust.

 --------------------------------------------------------------------
                              Pension or
                              Retirement
                               Benefits    Estimated      Total
                 Aggregate    Accrued as    Annual     Compensation
                Compensation   Part of     Benefits      from the
 Name of          from the      Trust        upon      Complex Paid
 Trustee           Trust       Expenses   Retirement   to Trustee*
 --------------------------------------------------------------------
 Robert R. Coby  $15,000           N/A        N/A        $15,000
 --------------------------------------------------------------------
 Desmond G.
 FitzGerald      $15,000           N/A        N/A        $15,000
 --------------------------------------------------------------------
 James S.
 Pasman, Jr.     $15,000           N/A        N/A        $15,000
 --------------------------------------------------------------------
 Edward C.
 Schmultz           N/A            N/A        N/A        $45,750
 --------------------------------------------------------------------
 William E.
 Small           ---0---           N/A        N/A        ---0---
 --------------------------------------------------------------------
 Werner
 Walbroel           N/A            N/A        N/A        $47,250
 --------------------------------------------------------------------

 * The "Fund Complex" consists of the Trust, Deutsche Funds, Inc., and Deutsche Portfolios.

      The following table sets forth the names, ages, position with the Trust and length of service in such position, and principal occupations during the past five years, of the officers of the Trust.

 NAME AND AGE                           POSITION WITH TRUST AND PRINCIPAL OCCUPATIONS

 Elizabeth A. Russell*                   Vice President and Secretary;  Counsel
 Age:  36                                of Investor Services Group since 1994;
                                         Assistant Vice President and Counsel,
                                         the Boston Company Advisors, Inc. (1993-94).

 Gerald J. Holland*                      President; Vice President of Investor
 Age:  48                                Services Group since 1994.

 Brian J. O'Neill*                       Treasurer; Manager of Investor
 Age:  30                                Services Group's Financial Reporting
                                         Department since 1994.

- ------------------
* Mr. Holland, Ms. Russell and Mr. O'Neill also hold similar positions for other investment companies for which First Data Distributors, Inc., the principal underwriter of the Fund and a subsidiary of Investor Services Group, the administrator of the Fund, or an affiliate thereof serves as the principal underwriter.

RECOMMENDATION OF THE BOARD

      At a meeting of the Board held on July 27, 1999, the Board, based on a recommendation of the incumbent Independent Trustees, unanimously approved the nomination of the Trustee Nominees. In reaching this conclusion, the Board obtained from the Trustee Nominees such information as it deemed reasonably necessary to approve the Trustee Nominees and considered a number of factors, including, among other things, the nature, scope and quality of services that the Trustee Nominees would likely provide to the Trust and the desirability of maintaining adherence to Section 15(f) of the Act. Based on the factors discussed above and others, the Board determined that the election of the Trustee Nominees is in the best interest of the Trust and its shareholders.

      THEREFORE, AFTER CAREFUL CONSIDERATION, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE ELECTION OF THE TRUSTEE NOMINEES AS SET FORTH IN THIS PROPOSAL.

      IF THE TRUSTEE NOMINEES ARE ELECTED BY THE SHAREHOLDERS OF THE FUND AND THE OTHER FUNDS, EACH TRUSTEE NOMINEE WILL SERVE UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED OR UNTIL HIS EARLIER RESIGNATION OR REMOVAL. IF THE TRUSTEE NOMINEES ARE NOT ELECTED, THE BOARD WILL CONSIDER WHAT ACTION IS APPROPRIATE BASED UPON THE INTERESTS OF THE TRUST'S SHAREHOLDERS.

                                 PROPOSAL III

RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS
                                 FOR THE FUND

      The Board, including a majority of the Independent Trustees, has approved the selection of Ernst & Young LLP to serve as independent accountants for the Fund for the current fiscal year. Ernst & Young LLP has served as independent accountants of the Fund since 1997 and has advised the Trust that they have no direct or indirect financial interest in the Fund. Representatives of Ernst & Young LLP are not expected to be present at the Special Meeting and, therefore, are not expected to make a statement; however, one or more representatives will be available by telephone to respond to appropriate questions posed by shareholders or management.

      Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Fund vote "FOR" the ratification of the independent accountants as set forth in this Proposal.

                                VOTE REQUIRED

      Approval of each of Proposals IA, IB and IC with respect to the Fund's New Management Agreements requires the affirmative vote of a "majority" of the outstanding shares of the Fund. "Majority" (as defined in the Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Fund present at the special meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals IA, IB and IC, which require the approval of a specified percentage of the outstanding shares of the Fund.

      Approval of Proposal II with respect to the Trustee Nominees of the Trust requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Special Meeting for the Fund and the Other Funds voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal II.

      Approval of Proposal III with respect to the selection of the independent accountants of the Trust requires the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting for the Fund and the other Funds, taken together. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal III.

- --------------------------------------------------------------------------------
       THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE
      SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS IA, IB, IC, II AND III.
                     ANY UNMARKED PROXIES WILL BE SO VOTED.
- --------------------------------------------------------------------------------

      The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                     SUBMISSION OF SHAREHOLDER PROPOSALS

      The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

      Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                  SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

      Shareholders holding at least 10% of the Fund's outstanding voting securities (as defined in the Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board when requested in writing by shareholders holding at least 10% of the shares then outstanding.

      IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-645-1685.

- --------------------------------------------------------------------------------
    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE special MEETING AND WHO
       WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE
       ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, UNLESS
        THE SHAREHOLDER IS VOTING BY TELEPHONE OR THROUGH THE INTERNET.
- --------------------------------------------------------------------------------

                                    By Order of the Board of Trustees,


                                    Elizabeth A. Russell, Secretary

[August 23], 1999

- --------------------------------------------------------------------------------
     THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS WILL ATTEND
     THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED
          TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE
           ACCOMPANYING ENVELOPE, UNLESS YOU ARE VOTING BY TELEPHONE
                            OR THROUGH THE INTERNET.
- --------------------------------------------------------------------------------

                                                                         ANNEX I

SMALL CAP INDEX FUND:

NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES BENEFICIALLY     PERCENT OWNERSHIP
                                                 OWNED          OF OUTSTANDING SHARES

(i)  5% SHAREHOLDERS

Connecticut General Life Insurance Company    1,349,170                39.20
Separate Account FE
900 Cottage Grove Road
Hartford, CT 06152
Travelers Insurance Company                     663,206                19.27
One Tower Square
Hartford, CT 06183
Integrity Life Insurance Company
515 West Market Street                          430,997                12.52
8th Floor
Louisville, KY 40202
USAA Life Insurance Company                     390,028                11.33
9800 Fredericksburg
San Antonio, TX 78288
National Integrity Life Insurance Company       374,248                10.88
515 West Market Street
8th Floor
Louisville, KY 40202

(ii)  TRUSTEES AND TRUSTEE NOMINEES                                      *

Robert R. Coby                                                           *
Desmond G. Fitzgerald                                                    *
James S. Pasman, Jr.                                                     *
Edward C. Schmults                                                       *
William E. Small                                                         *
Werner Walbroel                                                          *

(iii) EXECUTIVE OFFICERS                                                 *

Elizabeth A. Russell                                                     *
Gerald J. Holland                                                        *
Brian J. O'Neill                                                         *

(iv)  TRUSTEES AND EXECUTIVE OFFICERS
      AS A GROUP                                                         *


EAFE(R) EQUITY INDEX FUND



NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES BENEFICIALLY     PERCENT OWNERSHIP
                                                 OWNED          OF OUTSTANDING SHARES
(i)  5% SHAREHOLDER

Connecticut General Life Insurance             1,988,363               61.17
Company
Separate Account FE
900 Cottage Grove Road
Hartford, CT 06152

Connecticut General Life Insurance Company       640,141               19.69
Separate Account PG
280 Trumbull Street
Hartford, CT 06104

Integrity Life Insurance Company                 228,151                7.02
515 West Market Street
8th Floor
Louisville, KY 40202

(ii)  TRUSTEES AND TRUSTEE NOMINEES                                       *

Robert R. Coby                                                            *
Desmond G. Fitzgerald                                                     *
James S. Pasman, Jr.                                                      *
Edward C. Schmults                                                        *
William E. Small                                                          *
Werner Walbroel                                                           *

(iii) EXECUTIVE OFFICERS                                                  *

Elizabeth A. Russell                                                      *
Gerald J. Holland                                                         *
Brian J. O'Neill                                                          *

(iv)  TRUSTEES AND EXECUTIVE OFFICERS
      AS A GROUP                                                          *

EQUITY 500 INDEX FUND:


NAME AND ADDRESS OF BENEFICIAL OWNER  SHARES BENEFICIALLY    PERCENT OWNERSHIP
                                             OWNED         OF OUTSTANDING SHARES

(i)  5% SHAREHOLDERS
Integrity Life Insurance Company           2,485,300               24.87
515 West Market Street
8th Floor
Louisville, KY 40202



USAA Life Insurance Company                      1,784,090               17.85
9800 Fredericksburg
San Antonio, TX 78288

Lincoln National Life Insurance Company          1,658,967               16.60
Lincoln Life Variable Annuity Account
1300 South Clinton Street
Fort Wayne, IN 46801

Lincoln National Life Insurance Company          1,448,640               14.49
Lincoln Life Separate Account
1300 South Clinton Street
Fort Wayne, IN 46801

National Integrity Life Insurance Company          997,632                9.98
515 West Market Street
8th Floor
Louisville, KY 40202

Lincoln National Life Insurance Company            569,212                5.70
Lincoln Life Flexible Premium
Variable Life Account
1300 South Clinton Street
Fort Wayne, IN 46801


(ii)  TRUSTEES AND TRUSTEE NOMINEES                                         *
Robert R. Coby                                                              *
Desmond G. Fitzgerald                                                       *
James S. Pasman, Jr.                                                        *
Edward C. Schmults                                                          *
William E. Small                                                            *
Werner Walbroel                                                             *

(iii) EXECUTIVE OFFICERS                                                    *

Elizabeth A. Russell                                                        *
Gerald J. Holland                                                           *
Brian J. O'Neill                                                            *

(iv)  TRUSTEES AND EXECUTIVE OFFICERS
      AS A GROUP                                                            *




* The Trustees, the Trustee Nominees, the executive officers of the Trust, and the Trustees and executive officers as a group own less than 1% of the Fund's outstanding shares.

                                                                        Annex II
Bankers Trust Company Proprietary Funds

- -----------------------------------------------------------------------------------------
                                                                            Advisory Fees
                                                 Net Assets Under
Fund                                            Management 5-31-99          Payable to BT
- -----------------------------------------------------------------------------------------

S&P Index Funds
Equity Index Portfolio (a) (b)                    $6,607,007,085.88               0.075%

Includes the following feeder funds:
     BT Inst'l: Equity 500 Index Fund (c)
                                                  $2,391,761,781.53

     BT Pyramid Investment Equity 500 Index (d)     $929,474,411.08

     USAA S&P 500 Index (e)                       $2,713,859,248.97

     Amer AADV: S&P 500 - AMR Class (f)             $322,610,586.01

     Amer AADV: S&P 500 - Mileage Fund (f)            $3,632,960.16

     Scudder S&P 500 Index (g)                      $244,805,518.35

BT Insur: Equity 500 Index (Variable Annuity)(a)(h) $111,273,342.87                0.20%

- -----------------------------------------------------------------------------------------



Bankers Trust Company Third Party Sub-Advised Funds
- --------------------------------------------------------------------------------------------------------

                                        Assets Under
Fund                                  Management 5-31-99           Fee Schedule
- --------------------------------------------------------------------------------------------------------

VALIC - American General Series                              A monthly fee computed at the annual rate
Portfolio:                                                   of 0.02% on the first $2 billion and 0.01%
Stock Index Fund (a)                   $4,624,973,419.19     on assets over $2 billion. The Investment
                                                             Sub-Advisory Agreements require that
                                                             each Sub-Adviser promptly reduce its
                                                             monthly fee by the amount of any
                                                             commission, tender and exchange offer
                                                             solicitation fees, other fees or similar
                                                             payments received by the Sub-Adviser, or
                                                             any affiliated person of the Sub-Adviser, in
                                                             connection with Sub-Advised Fund portfolio
                                                             transactions.
- ----------------------------------------------------------------------------------------------------------


- --------------------------------------------------------------------------------------------------------

                                                  Assets Under
Fund                                           Management 5-31-99              Fee Schedule
- -------------------------------------------------------------------------------------------------------


VALIC - American General Series Portfolio                                    VALIC shall pay to Bankers Trust, a
Company 2 (Class A Shares, Class B Shares):                                  monthly fee computed at the annual rate of
                                                                             0.02% of the first $2  billion and 0.01% of
Stock Index Fund (a)                                                         average daily net asset values on the
                                                $12,489,608.16               excess over $2 billion.




EQ Advisors Trust:

BT Equity 500 Index Fund (a)                   $392,561,486.32               0.05% of the Portfolio's average daily net
                                                                             assets



- -----------------------------------------------------------------------------------------------------------------------

Pacific Mutual:                                                             A fee is paid at the beginning of each
                                                                            calendar quarter, based on an annual
Equity Index Portfolio (a)                   $1,808,280,989.82              percentage of the combined daily net
                                                                            assets of the Equity Index Portfolio,
                                                                            according to the following schedule, subject
                                                                            to a minimum annual fee of $100,000:
                                                                            0.08% on first 100 million; 0.04% on next
                                                                            $100 million; 0.02% on excess.
- ------------------------------------------------------------------------------------------------------------------------


Scudder Kemper Investments Inc.:                                            The fee paid to the Sub-Adviser is
                                                                            calculated on a quarterly basis and
AARP U.S. Stock Index Fund (a)                 $464,922,428.55              depends on the level of total assets in the
                                                                            AARP U.S. Stock Index Fund. The fee rate
                                                                            decreases as the level of total assets for
                                                                            the Fund increases. The fee rate for each
                                                                            level of assets is: 0.07% of the first $100
                                                                            million of average daily net assets, 0.03%
                                                                            of such assets in excess of $100 million,
                                                                            and 0.01% of such assets in excess of $200
                                                                            million with a minimum annual fee of $75,000.
- -------------------------------------------------------------------------------------------------------------------------
[More To Come]





SunAmerica Asset Management Corporation:

Large-Cap Growth Portfolio (a) (b)        $5,142,375.93                     0.10% - first $500 million

                                                                            0.03% - over $500 million
- -----------------------------------------------------------------------------------------


(a) Information pertaining to advisory fees is shown before expense waivers and/or reimbursements, if any, are applied.

(b)  Master portfolio not available for direct retail purchase.

(c)  Feeder fund available to institutional investors through BT.

(d)  Feeder fund available to retail investors through BT.

(e) Feeder fund available to customers of United States Automobile Association and retail public.

(f)  Feeder fund available to customers of American Airlines.

(g) Feeder fund available to customers of Scudder, Stevens & Clark: commenced operations on August 29, 1997.

(h) Available only through variable annuity products: the EAFE Equity Index Fund and Small Cap Index Fund of the BT Insurance Funds Trust commenced operations on August 22, 1997.

[More To Come]
                                      -3-

II.   MORGAN GRENFELL INC.
[TO COME]

              INVESTMENT MANAGEMENT AND SUB-MANAGEMENT AGREEMENT

                               __________, 1999

[________________]
[Address]

Dear Sirs:



      BT Insurance Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), hereby confirms its agreement with ______________ (the "Manager") [and (the "Sub-manager")] regarding investment management services to be provided by the [Manager/Submanager] to the Small Cap Index Fund, EAFE(R) Equity Index Fund and Equity 500 Index Fund (each, a "Fund" and collectively, the "Funds").

Investment Description; Appointment

            The Trust anticipates that each Fund will employ its capital by investing and reinvesting in investments of the kind and in accordance with the investment objective, policies and limitations specified in its Declaration of Trust, dated January 19, 1996, as amended from time to time (the "Declaration of Trust"), its By-laws, as amended from time to time, in the Funds' prospectuses (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended, as part of the Trust's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved in the manner set forth in the Declaration of Trust. Copies of the Funds' Prospectuses, Statement, Declaration of Trust and By-laws have been or will be submitted to [the Manager/Sub-manager]. [Each Fund [and the Manager]] desires to employ and hereby appoints [the Manager/Sub-manager] to act as their investment [adviser/subadviser], to oversee the administration of all aspects of the Funds' business and affairs and to supervise the performance of professional services provided by others, including the administrator, transfer agent, custodian and distributor to the Funds.

            [Subject to the provisions of this Agreement, the duties of the Investment Submanager, the portion of portfolio assets that the Submanager shall manage, and the fees to be paid the Investment Submanager by the Investment Manager under and pursuant to this Agreement may be adjusted from time to time by the Investment Manager with and upon the approval of the Board and the members of the Trust's Board of Trustees who are not "interested persons," as defined in the Act.](2)

Services

            Subject to the overall supervision and direction of the Board of Trustees of the Trust, [the Manager/Sub-manager] shall have general responsibility for the investment and management of the Funds' assets, subject to and in accordance with each Fund's investment objective, policies and restrictions as stated in the Prospectus and Statement, as from time to time in effect, and the Declaration of Trust and By-laws, the 1940 Act and the Investment Advisors Act of 1940, as the same may from time to time be amended. In discharging its responsibility, [the Manager/Sub-manager] shall seek to replicate as closely as possible the performance of the Russell 2000 Small Stock Index with respect to the Small Cap Index Fund, EAFE(R) Index with respect to EAFE(R) Equity Index Fund and Standard & Poor's 500 Composite Stock Price Index with respect to the Equity 500 Index Fund, before the deduction of Fund expenses and shall determine and monitor the investments of the Funds' investment portfolios accordingly.

Information Provided to the Trust

            [The Manager/Sub-manager] will keep the Funds informed of developments materially affecting the Funds' portfolios and, in addition to providing the [Trust/Manager] with whatever statistical or other information the [Trust/Manager] may reasonably request with respect to its investments, [the Manager/Sub-manager] will, on its own initiative, furnish the [Trust/Manager] from time to time with whatever information [the Manager/Sub-manager] believes is appropriate for this purpose.

Standard of Care

            [The Manager/Sub-manager] shall exercise its best judgment in rendering the services listed in paragraph 2 above. [The Manager/Sub-manager] shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect [the Manager/Sub-manager] against any liability to the Trust or to holders of the Funds' shares ("Shareholders") to which [the Manager/Sub-manager] would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of [the Manager/Sub-manager]'s reckless disregard of its obligations and duties under this Agreement.

Indemnification/Liability

            The [Trust/Manager] shall indemnify and hold [the
Manager/Sub-manager] harmless from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be

(2) Provision contained in the form of Investment Sub-management Agreement only.

asserted against [the Manager/Sub-manager] or for which [the
Manager/Sub-manager] may be held to be liable in connection with this Agreement or [the Manager/Sub-manager]'s performance hereunder (a "Claim"), unless such Claim resulted from a grossly negligent act or omission to act or bad faith by [the Manager/Sub-manager] in the performance of its duties hereunder.

            In any case in which the [Trust/Manager] may be asked to indemnify or hold [the Manager/Sub-manager] harmless, [the Manager/Sub-manager] will notify the [Trust/Manager] promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification against the [Trust/Manager], although the failure to do so shall not prevent recovery by [the Manager/Sub-manager], and shall keep the [Trust/Manager] advised with respect to all developments concerning such situation. The [Trust/Manager] shall have the option to defend [the Manager/Sub-manager] against any Claim which may be the subject of this indemnification, and, in the event that the [Trust/Manager] so elects, such defense shall be conducted by counsel chosen by the [Trust/Manager] and satisfactory to [the Manager/Sub-manager], and thereupon the [Trust/Manager] shall take over complete defense of the Claim and [the Manager/Sub-manager] shall sustain no further legal or other expenses in respect of such Claim. [The Manager/Sub-manager] will not confess any Claim or make any compromise in any case in which the [Trust/Manager] will be asked to provide indemnification, except with the [Trust/Manager]'s prior written consent. The obligations of the parties hereto under this Section 5 shall survive the termination of this Agreement.

            A copy of the Declaration of Trust of the Funds is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Funds as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or Shareholders individually but are binding only upon the assets and property of the Funds.

Compensation

            In consideration of the services rendered pursuant to this Agreement, [each Fund/the Manager] will pay [the Manager/Sub-manager] a fee at the annual rate of ** based on the Funds' average daily net assets. These fees shall be computed daily and shall be payable on the first business day of each month for services performed the preceding month. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to [the Manager/Sub-manager], the value of the Funds' net assets


** Small Cap Index Fund          0.35%

   EAFE(R) Equity Index Fund     0.45%

   Equity 500 Index Fund         0.20%
shall be computed at the times and in the manner specified in the Funds' Prospectuses and/or the Statement."

Expenses

            [The Manager/Sub-manager] will bear all expenses in connection with the performance of its services under this Agreement. The Trust will bear certain other expenses to be incurred in its operation, including: (a) payment of the fees payable to [the Manager/Sub-manager] under paragraph 6 hereof; (b) organization expenses; (c) brokerage fees and commissions; (d) taxes; (e) interest charges on borrowings; (f) the costs of liability insurance or fidelity bond coverage for the Trust's officers and employees, and directors' and officers' errors and omissions insurance coverage; (g) legal, auditing and accounting fees and expenses; (h) charges of the Trust's Custodian and Transfer and Dividend Disbursing Agent; (i) the Trust's pro rata portion of dues, fees and charges of any trade association of which the Trust is a member; (j) the expenses of printing, preparing, distributing and mailing proxies, stock certificates and all reports required by the Securities and Exchange Commission and State securities administrations, including the Funds' prospectuses, Statements, and notices to shareholders; (k) filing fees for the registration or qualification of the Funds and their shares under federal or state securities laws; (l) the fees and expenses involved in registering and maintaining registration of the Funds' shares with the Securities and Exchange Commission and State securities administrations; (m) the expenses of holding shareholder meetings; (n) the compensation, including fees, of any of the Trust's unaffiliated directors, officers or employees; (o) all expenses of computing the Funds' net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Funds' investment portfolios; (p) expenses of personnel performing shareholder servicing functions; and (q) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Trust or the Funds.

Service to Other Companies or Accounts

            The [Trust/Manager] understands that [the Manager/Sub-manager] and its affiliates may act as investment manager to fiduciary and other managed accounts and to one or more other investment companies, and the [Trust/Manager] has no objection to their so acting, provided that whenever the Trust and one or more other clients advised by [the Manager/Sub-manager] and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by [the Manager/Sub-manager] to be equitable to each client. The [Trust/Manager] recognizes that in some cases this procedure may adversely affect whether a particular security is available to the Trust, the size of the position obtainable for the Trust or the price at which that position may be obtained or disposed. In addition, the [Trust/Manager] understands that the persons employed by [the Manager/Sub-manager] to assist in the performance of [the Manager/Sub-manager]'s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of [the Manager/Sub-manager] or any affiliate of [the Manager/Sub-manager] to engage in and devote time and attention to other businesses or to render services of any kind or nature.

Term of Agreement

            This Agreement shall become effective on the date hereof, shall continue in effect for two years and thereafter shall continue for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust's Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of each Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to each Fund, without penalty, on 60 days' written notice, by the Trust's Trustees or by vote of holders of a majority of each Fund's outstanding voting securities, or upon 60 days' written notice, by [the Manager/Sub-manager]. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Governing Law

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York giving effect to the conflict of law rules thereof.

            If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                Very truly yours,

                                    [SIGNATORY]


AGREED TO AND ACCEPTED:

[SIGNATORIES]


By:   _________________________

                              FORM OF PROXY CARD

                              FORM OF PROXY CARD


[BANKERS TRUST LOGO]                                    BT Insurance Funds Trust
[BT ALEX.BROWN]                                           Small Cap Index Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                  101 Federal Street
                                                      Boston, Massachusetts 02110

One South Street                             PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220             2:00 p.m., Eastern time, on September 30, 1999

                                                 The undersigned hereby appoints Elizabeth A.
                                            Russell and Daniel O. Hirsch and each of them,
                                            with full power of substitution, as proxies of the
                                            undersigned to vote all shares of stock that the
                                            undersigned is entitled in any capacity to vote at
                                            the above-stated special meeting, and at any and
                                            all adjournments or postponements thereof (the
                                            "Special Meeting"), on the matters set forth on
                                            this Proxy Card, and, in their discretion, upon all
                                            matters incident to the conduct of the Special
                                            Meeting and upon such other matters as may
                                            properly be brought before the Special Meeting.
                                            This proxy revokes all prior proxies given by
                                            the undersigned.

                                                   All properly executed proxies will be
                                            voted as directed. If no instructions are indicated
                                            on a properly executed proxy, the proxy will be
                                            voted FOR approval of Proposals IA, IB, IC, II and
                                            III. All ABSTAIN v otes will be counted in
                                            determining the existence of a quorum at the
                                            Special Meeting and, for Proposals IA, IB and IC,
                                            as votes AGAINST the applicable Proposal.

                                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                                 OF TRUSTEES WITH RESPECT TO YOUR FUND.
                                              THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR
                                                   PROPOSALS IA, IB, IC, II AND III.

                                            UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE
                                            SIGN AND DATE BELOW AND MAIL THIS PROXY CARD
                                            PROMPTLY USING THE ENCLOSED ENVELOPE.



To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website WWW.PROXYVOTE.COM.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY
PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS
FOLLOWS:                                     KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
SMALL CAP INDEX FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)


Vote on Trustees
II.  Election of Messrs. (01) Coby,                For All    Withhold All     For All Except:    To withhold authority
     (02) FitzGerald, (03) Pasman, (04)              |_|          |_|               |_|           to vote, mark "For All
     Schmults, (05) Small and (06) Walbroel                                                       Except" and write the
     as Trustees of the Board.                                                                    nominee's number on the
                                                                                                  line below.

                                                                                                  __________________

Vote on Proposals

IA. Approval of New Investment                                             III.   Ratification of the
    Management Agreement with                                                     selection of Ernst &
    Bankers Trust Company         FOR |_|   AGAINST |_|   ABSTAIN |_|             Young LLP as the
                                                                                  independent accountants
                                                                                  of the Fund.   FOR []  AGAINST []  ABSTAIN []
IB. Approval of New Investment
    Management Agreement with                                              The appointed proxies will vote on any
    Morgan Grenfell Inc.          FOR |_|   AGAINST |_|   ABSTAIN |_|      other business as may properly come before
                                                                           the Special Meeting

IC. Approval of New                                                        Receipt of the Notice and the Proxy
    Investment Sub-                                                        Statement, dated [August 23], 1999 (the
    management Agreement                                                   "Proxy Statement"), is hereby acknowledged.
    with Bankers Trust
    Company                       FOR |_|   AGAINST |_|   ABSTAIN |_|

- --------------------------------------------                               ----------------------------------


- --------------------------------------------                               ----------------------------------
 Signature (Please sign within box)     Date                               Signature (Joint Owners)      Date


                                                             [August 23], 1999

                                IMPORTANT NEWS
                 FOR SHAREHOLDERS OF BT INSURANCE FUNDS TRUST


            Here is a brief overview of some matters affecting your Fund which require a shareholder vote. We encourage you to read the full text of the enclosed Proxy Statement, and to vote your shares.

Q.    What has happened to require a shareholder vote?

A. On June 4, 1999, Bankers Trust became a subsidiary of Deutsche Bank AG. Deutsche Bank, a banking company organized under the laws of the Federal Republic of Germany, provides a comprehensive range of global banking and financial services.

      Deutsche Bank now ranks as the fourth largest investment manager in the world with $670-billion in assets in a full range of active and index strategies. Deutsche Asset Management handles the investment management activities of Deutsche Bank in the Americas, United Kingdom and Asia and will manage $256 billion in assets globally.

      To ensure that Bankers Trust may continue to serve as investment adviser of the BT Mutual Funds, we are seeking shareholder approval of new advisory agreements.

      THE BOARD MEMBERS OF YOUR FUND RECOMMEND THAT YOU VOTE FOR THESE
      PROPOSALS.

Q.    Why am I being asked to vote on the new advisory agreements?

A. The Investment Company Act, which regulates investment companies in the United States such as your BT Mutual Fund, requires a shareholder vote to approve a new advisory agreement following certain types of business combinations. Each of the new advisory agreements became effective immediately upon consummation of the merger and will continue in effect only upon shareholder approval.

Q.    How does the merger affect my BT Mutual Fund?

A. Your BT Mutual Fund and its respective investment objectives have not changed as a result of the merger. You still own the same shares in the same Fund as you did prior to the merger. Each of the new advisory agreements contains substantially the same terms and conditions as the agreement in effect prior to the merger, except for the dates of execution and termination. If shareholders do not approve the new advisory agreements, the agreements will no longer continue and the governing Boards of your Fund will take such action as they deem to be in the best interests of the Fund, and their respective shareholders.

Q.    Have the investment advisory fees remained the same?

A.    Yes.

Q.    What are the benefits of the merger?

A. There are several potential positive aspects of the merger you may be interested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a number of important categories, including asset management. The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products.

Q.    How do the Board of Trustees of my BT Mutual Fund recommend that I vote?

A. After careful consideration, the Boards of Trustees of your BT Mutual Fund recommend that you vote in favor of all the proposals on the enclosed proxy card(s).

Q.    Whom do I call for more information?

A. If you need more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-645-1685.

Q.    How can I vote my shares?

A.    You may choose from one of the following options to vote your shares:

         o  By mail, with the enclosed proxy card(s) and return envelope.
         o By telephone, with a toll-free call to the telephone number that appears on your proxy card.
         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site.
         o In person at the shareholder meeting (see details enclosed in proxy statement).

Q. Will my BT Mutual Fund pay for the proxy solicitation and legal costs associated with this transaction?

A.    No, Bankers Trust will bear these costs.

Q.    What happens if I own shares in more than one BT Mutual Fund?

A. If you have more than one BT Mutual Fund in your name at the same address, you will receive separate proxy cards for each Fund but only one proxy statement for the account.

PLEASE VOTE ALL ISSUES ON EACH PROXY CARD THAT YOU RECEIVE. THANK YOU FOR MAILING YOUR PROXY CARD(S) PROMPTLY.

 [August 23], 1999

Dear Shareholder:

On June 4, 1999, Bankers Trust merged with Deutsche Bank AG. As a result of the merger, we are asking shareholders of BT Mutual Funds to approve new advisory agreements. Enclosed is further information relating to these changes, including a Questions & Answers section and proxy card(s).

      Important information about the changes:

      o The merger has no effect on the number of shares you own or the value of those shares.

      o The advisory fees payable under the new advisory agreements have not increased.

      o The investment objective and policies of your mutual fund investment have not changed.

In addition to the change in advisory agreements, shareholders are also being asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Trustees of your BT Mutual Fund believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for all proposals.

      What you need to do:

      o  Read all enclosed materials including the Questions & Answers section.

      o  Choose one of the following options to vote:

          1. By Mail: Complete the enclosed proxy card and return in postage-paid envelope provided.
          2. By Telephone: Call the Toll-Free # on your proxy card by (DD/MM/YY).
          3.  By Internet: Logon to WWW.PROXYVOTE.COM  by (DD/MM/YY)

          4.  Attend Shareholder Meeting (details enclosed)

Please note: if you own shares of more than one Fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

Sincerely,

[INSERT MR. HIRSCH'S SIGNATURE]

Daniel O. Hirsch

Assistant Secretary

BT Insurance Funds Trust